UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2012

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3400 Jackson Street, Dubuque, Iowa		52001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 563-556-7730

_________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Flexsteel Industries, Inc. was held on December 10, 2012. The proposal was as follows:

1.	To elect four (4) Class II Directors to serve until the year 2015 Annual Meeting and until their respective successors have been elected and qualified or until their earlier resignation, removal or termination.

The result of the voting on the foregoing proposal was as follows:

Proposal		For	Withheld	Broker Non-Votes
I.	Election of Directors
	Nominee
	James R. Richardson	5,181,887	91,522	0
	Patrick M. Crahan	5,181,269	92,140	0
	Robert E. Deignan	5,262,881	10,528	0
	Mary C. Bottie	5,146,853	126,556	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date:	December 11, 2012	By:	/s/ Timothy E. Hall
Timothy E. Hall
Senior Vice President-Finance, CFO,
Treasurer and Secretary
Principal Financial and Accounting Officer